UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 3, 2024

Moatable, Inc.

(Exact Name of Registrant as specified in its charter)

Commission file number: 001-35147

Cayman Islands	45 West Buchanan Street, Phoenix, Arizona, 85003	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Address of principal executive offices, including zip code)	(I.R.S. Employer Identification No.)

(833) 258-7482
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American depositary shares, each representing 45 Class A ordinary shares	MTBL	The New York Stock Exchange
Class A ordinary shares, par value $0.001 per share*	MTBL	The New York Stock Exchange

* Not for trading, but only in connection with the listing and trading of American depositary shares on The New York Stock Exchange.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 3, 2024, Moatable, Inc. (the “Company”) received a notice letter (the “Delisting Notice”) from the staff of NYSE Regulation of the New York Stock Exchange (the “NYSE”) indicating that, NYSE has determined to commence proceedings to delist Company’s American depositary shares (“ADSs”), each representing 45 Class A ordinary shares of the Company, from the NYSE, and that trading in the Company’s ADSs was suspended immediately. NYSE reached its determination to delist the Company’s ADSs pursuant to Section 802.01B of the NYSE’s Listed Company Manual, because the Company had fallen below the NYSE’s continued listing standard requiring listed companies to maintain an average global market capitalization over a consecutive 30 trading day period of at least $15,000,000.

The Delisting Notice also indicated that the Company has a right to a review of this determination by a Committee of the Board of Directors of NYSE within ten business days after receiving the delisting notice. The NYSE will apply to the Securities and Exchange Commission to delist the ADSs upon completion of all applicable procedures, including any appeal by the Company of the NYSE’s decision.

The Company’s ADSs will open on the OTC Markets’ Pink market on April 4, 2024. In the meantime, the Company is evaluating alternatives, including applying for the OTCQB or OTCQX marketplaces.

Item 7.01 Regulation FD Disclosure.

On April 4, 2024, the Company issued a press release announcing the receipt of the notice of delisting from the NYSE. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01, including in Exhibit 99.1 attached hereto, is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, except to the extent such other filing specifically incorporates such information by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Moatable, Inc. dated April 4, 2024

104	The cover page of this Current Report on Form 8-K is formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOATABLE, INC.

		By:	/s/ Joseph Chen
Date:	April 4, 2024		Joseph Chen
Chairman and Chief Executive Officer